Income Taxes - Deferred Tax Assets and Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
Deferred tax assets:
Provision of allowance for doubtful accounts	¥ 31,240	$ 4,487	¥ 21,431
Accrued payroll and expenses and others	32,849	4,720	25,576
Net operating loss carryforward	136,503	19,607	69,150
Less: valuation allowance	(126,904)	(18,229)	(55,997)	$ (8,043)	¥ (14,208)	¥ (11,402)
Total deferred tax assets, net	73,688	10,585	60,160
Deferred tax liabilities:
Unrealized holding gain of available-for-sale debt investments*	190,830	27,412	132,272
Amortizable intangible assets from acquisition of a subsidiary	5,668	814	7,376
Others	1,312	188	1,312
Total deferred tax liabilities	197,810	28,414	140,960
Particle
Deferred tax liabilities:
Unrealized holding gain of available-for-sale debt investments*	¥ 190,800	$ 27,400	¥ 132,300